Exhibit 99.1

Notes to Footnote 2:

Mr. D'Amore is a General Partner of North Bridge
Venture Management V, L.P., which is the General
Partner of North Bridge Venture Partners V-A, L.P.
and North Bridge Venture Partners V-B, L.P.
In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series A Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series A Convertible
Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series A	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series A Convertible
                 			Preferred Stock

North Bridge 	1,257,739		1,257,739
Venture
Partners V-A,
L.P.

North Bridge 	617,261			617,261
Venture
Partners V-B,
L.P.



Notes to Footnote 3:

Mr. D'Amore is a General Partner of North Bridge
Venture Management V, L.P., which is the General
Partner of North Bridge Venture Partners V-A, L.P.
and North Bridge Venture Partners V-B, L.P.
In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series B Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series B Convertible
Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series B	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series B Convertible
					Preferred Stock


North Bridge 	713,610			713,610
Venture
Partners V-A,
L.P.

North Bridge 	350,219			350,219
Venture
Partners V-B,
L.P.



Notes to Footnote 4:

Mr. D'Amore is a General Partner of North Bridge
Venture Management V, L.P., which is the General
Partner of North Bridge Venture Partners V-A, L.P.
and North Bridge Venture Partners V-B, L.P. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series C Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common
Stock issuable upon conversion of such shares.
Each share of Series C Convertible Preferred Stock is convertible into one share of Common Stock.
The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series c	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series c Convertible
					Preferred Stock

North Bridge 	1,018,268		1,018,268
Venture
Partners V-A,
L.P.

North Bridge 	499,737			499,737
Venture
Partners V-B,
L.P.



Notes to Footnote 5:

Mr. D'Amore is a General Partner of North Bridge
Venture Management V, L.P., which is the General
Partner of North Bridge Venture Partners V-A, L.P.
and North Bridge Venture Partners V-B, L.P. In such capacity, he may be deemed to share voting and investment power with respect to the shares of Series D Convertible Preferred Stock held by the persons listed in the table below, which also sets forth the number of shares of Common Stock issuable upon conversion of such shares.
Each share of Series D Convertible Preferred Stock is convertible into one share of Common Stock.
The reporting person disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.


Holder		Shares of Series D	Shares of Common
		Convertible Preferred	Stock Issuable Upon
		Stock held by the 	Conversion of the
		Holder			Series D Convertible
					Preferred Stock

North Bridge 	91,104			91,104
Venture
Partners V-A,
L.P.

North Bridge 	44,710			44,710
Venture
Partners V-B,
L.P.